UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2014

MATSON, INC.

(Exact Name of Registrant as Specified in its Charter)

HAWAII (State or Other Jurisdiction of Incorporation)	001-34187 (Commission File Number)	99-0032630 (I.R.S. Employer Identification No.)

1411 Sand Island Parkway Honolulu, Hawaii (Address of Principal Executive Offices)	96819 (Zip Code)

Registrant’s telephone number including area code: (808) 848-1211

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On November 11, 2014, Matson, Inc. (the “Company”) held a conference call with investors and analysts to provide supplemental information regarding the proposed transaction by and among Matson Navigation Company, Inc. (“Matson Navigation”), a wholly owned subsidiary of the Company, Hogan Acquisition Inc., a wholly owned subsidiary of Matson Navigation, and Horizon Lines, Inc.  A copy of the transcript used for the audio webcast is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements And Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Audio Webcast Transcript, dated November 11, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATSON, INC.

/s/ Dale B. Hendler
Dale B. Hendler
Vice President and Controller

Dated: November 12, 2014

Exhibit Index

Exhibit No.	Exhibit

99.1	Audio Webcast Transcript, dated November 11, 2014